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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

      DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): SEPTEMBER 19. 1997


                              TCC INDUSTRIES, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


                                     TEXAS
                 (STATE OR OTHER JURISDICTION OF INCORPORATION)


         1-7399                                           74-1366626
(COMMISSION FILE NUMBER)                      (IRS EMPLOYER IDENTIFICATION NO.)


                              816 CONGRESS AVENUE
                                   SUITE 1250
                              AUSTIN, TEXAS 78701
          (ADDRESS OF PRINCIPAL EXECUTIVE OFFICE, INCLUDING ZIP CODE)


                                 (512) 320-0976
              REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

= = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = =

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         On September 19, 1997 a wholly owned indirect subsidiary of the Registrant, Meyer Machine Company, sold substantially all of its assets for cash consideration of $6,000,000 plus the assumption of its liabilities by the purchaser. The purchaser was Meyer Acquisition Corporation, Inc. whose principal, Eugene Teeter, had been the President of Meyer Machine Company. In determining the amount of consideration paid by the buyer for the assets of Meyer Machine Company, the parties reviewed the historical financial statements of Meyer Machine Company and considered the book value and historical cash flow and the value of the goodwill of the company. Such consideration was determined as a result of arms' length negotiations between representatives of Registrant and the buyer. Registrant also received a favorable opinion from a firm having appropriate expertise that the transaction was fair to the shareholders of Registrant from a financial point of view.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (b) Pro Forma Financial Information

The following unaudited pro forma condensed consolidated financial statements are filed with this report:

Pro Forma Condensed Consolidated Balance Sheet
         at June 30, 1997                                 Page F-1&2
Pro Forma Condensed Consolidated Statements
         of Earnings for the:
                  Year Ended December 31, 1996            Page F-3
                  Six Months Ended June 30, 1997          Page F-4

The following unaudited pro forma data presents the consolidated balance sheet of TCC Industries, Inc. ("TCC") as of June 30, 1997 after removal of the assets and liabilities of Meyer Machine Company and giving affect to the related consideration and loss on the sale of the assets of Meyer Machine Company. The pro forma results of operations from continuing operations for the six months ended June 30, 1997 and the year ended December 31, 1996 have been prepared as if the disposition had occurred on January 1, 1997 and 1996, respectively. The pro forma amounts give effect to appropriate adjustments necessary to arrive at the remainder of the existing business including increased interest income earned on investing the cash received on the sale of the assets of Meyer Machine Company and the income tax effects, if any, on the pro forma operations.

                        PRO FORMA FINANCIAL INFORMATION

                              TCC INDUSTRIES, INC.
        Pro Forma Condensed Consolidated Balance Sheet At June 30, 1997
                             (dollars in thousands)
                                   Unaudited


                                                   Pro Forma Adjustments
                                                  -----------------------
                                     Historical    Meyer(a)      Other         Pro Forma
                                     ----------   ----------   ----------      ----------
Assets

Cash and equivalents                 $    1,810   $    1,345   $    6,000(b)   $    6,465

Receivables, net                          4,450        1,866                        2,584

Inventories                               6,320        1,571                        4,749

Other                                       542          258                          284
                                     ----------   ----------   ----------      ----------

    Total Current Assets                 13,122        5,040        6,000          14,082

Property, plant and
     equipment, net                       4,108        2,696                        1,412

Goodwill, net                               784          553                          231

Other                                       741          277                          464
                                     ----------   ----------   ----------      ----------

     Total Assets                    $   18,755   $    8,566   $    6,000      $   16,189
                                     ==========   ==========   ==========      ==========


            See notes to pro forma condensed consolidated financial statements for an explanation of pro forma adjustments.

                        PRO FORMA FINANCIAL INFORMATION

                              TCC INDUSTRIES, INC.
        Pro Forma Condensed Consolidated Balance Sheet At June 30, 1997
                             (dollars in thousands)
                                   Unaudited


                                                    Pro Forma Adjustments
                                                   -----------------------
                                      Historical   Meyer (a)      Other         Pro Forma
                                      ----------   ----------   ----------      ----------
Liabilities and
Shareholders' Equity

Notes payable and current
     maturities of long-
     term debt                        $    4,015   $      107                   $    3,908

Accounts payable, trade                    1,029          564                          465

Accrued Expenses                           1,087          479          270(b)          878

Customer deposits                            395          395                            0
                                      ----------   ----------   ----------      ----------

     Total Current
          Liabilities                      6,526        1,545          270           5,251

Long-term debt, less
     current maturities                    1,635          573                        1,062

Deferred liabilities                         212          144                           68
                                      ----------   ----------   ----------      ----------

     Total Liabilities                     8,373        2,262          270           6,381

Shareholders' equity                      10,382        6,304        5,730(b)        9,808
                                      ----------   ----------   ----------      ----------

Total Liabilities and
     Shareholders' Equity             $   18,755   $    8,566   $    6,000      $   16,189
                                      ==========   ==========   ==========      ==========


            See notes to pro forma condensed consolidated financial statements for an explanation of pro forma adjustments.

                        PRO FORMA FINANCIAL INFORMATION

                              TCC INDUSTRIES, INC.
             Pro Forma Condensed Consolidated Statement Of Earnings
                     For the six months ended June 30, 1997
          (dollars and shares in thousands, except per share amounts)
                                   Unaudited

                                         Pro Forma Adjustments
                                        ------------------------
                          Historical     Meyer (a)       Other          Pro Forma
                          ----------    ----------    ----------       ----------
Revenue                   $   10,009    $    5,348                    $    4,661

Cost of goods sold             6,877         3,401                         3,476
                          ----------    ----------    ----------       ----------

     Gross profit              3,132         1,947                         1,185

Selling, general and
     administrative
     expenses                  3,512         1,491                          2,021
                          ----------    ----------    ----------       ----------

     Operating income
        (loss)                  (380)          456                           (836)

Other income (expense)          (715)           29           140 (c)         (604)
                          ----------    ----------    ----------       ----------

Income (loss) before
     provision
     for income taxes         (1,095)          485           140           (1,440)

Provision for income
     taxes                        26           234          (212)(c)            4
                          ----------    ----------    ----------       ----------

Net income (loss)         $   (1,121)   $      251    $      (72)      $   (1,444)
                          ==========    ==========    ==========       ==========

Weighted average number
     of common and
     common equivalent
     shares outstanding        2,762                                        2,762
                          ==========                                   ==========

Earnings per common and
     common equivalent
     share                $    (0.41)                                       (0.52)
                          ==========                                   ==========


            See notes to pro forma condensed consolidated financial statements for an explanation of pro forma adjustments.

                        PRO FORMA FINANCIAL INFORMATION

                              TCC INDUSTRIES, INC.
             Pro Forma Condensed Consolidated Statement Of Earnings
                 For the twelve months ended December 31, 1996
          (dollars and shares in thousands, except per share amounts)
                                   Unaudited


                                          Pro Forma Adjustments
                                        ------------------------
                          Historical     Meyer (a)      Other       Pro Forma
                          ----------    ----------    ----------    ----------
Revenue                   $   20,002    $   11,527                  $    8,475

Cost of goods sold            13,831         8,107                       5,724
                          ----------    ----------    ----------    ----------

     Gross profit              6,171         3,420                       2,751

Selling, general and
     administrative
     expenses                  7,321         2,870                       4,451
                          ----------    ----------    ----------    ----------

     Operating income
        (loss)                (1,150)          550                      (1,700)

Other income (expense)          (303)          (46)          281 (c)        24
                          ----------    ----------    ----------    ----------

Income (loss) before
     provision
     for income taxes         (1,453)          504           281        (1,676)

Provision for
     income taxes                 83           194          (115)(c)         4
                          ----------    ----------    ----------    ----------

Net income (loss)         $   (1,536)   $      310    $      166    $   (1,680)
                          ==========    ==========    ==========    ==========

Weighted average number
     of common and
     common equivalent
     shares outstanding        2,760                                     2,760
                          ==========                                ==========

Earnings per common and
     common equivalent
     share                $    (0.56)                                    (0.61)
                          ==========                                ==========


            See notes to pro forma condensed consolidated financial statements for an explanation of pro forma adjustments.

                        TCC Industries, Inc.
               Notes to Unaudited Pro Forma Condensed
                 Consolidated Financial Statements


 Note  (a):   To eliminate the assets and liabilities included in the balance sheet of Meyer Machine Company as of June 30, 1997.


 Note  (b):   To reflect the proceeds from the sale of the assets of Meyer
              Machine Company and loss on sale, as calculated below (in thousands):

                    Gross cash proceeds                          $ 6,000
                    Less:
                            Net expenses of sale                     270
                            Historical cost (net
                                     Assets of Meyer
                                     Machine Company)              6,304
                                                                   -----
                    Pre-tax loss                                  $ (574)
                                                                  -------


 Note  (c):   To reflect the elimination of the operating results of Meyer
              Machine Company, and the related tax effects, for the entire period and to record additional interest income, assuming a 5.0% yield, that would have been earned by the Company if the cash proceeds from the sale were available for investment as of January 1, 1996 and January 1, 1997, respectively).

         (c) Exhibits.

             (1) Asset Purchase and Sale Agreement dated September 18, 1997 between Meyer Acquisition Corporation, Inc. and Meyer Machine Company, a wholly owned indirect subsidiary company of TCC Industries, Inc., Registrant.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto dully authorized.


                                              TCC Industries, Inc.


Date:    October 1, 1997                      By: /s/ Walter A. DeRoeck
                                                  -----------------------------
                                                      Walter A. DeRoeck
                                                      Chairman

                               INDEX TO EXHIBIT

EXHIBIT
NUMBER                           DESCRIPTION
-------                          -----------

 (1) Asset Purchase and Sale Agreement dated September 18, 1997 between Meyer Acquisition Corporation, Inc. and Meyer Machine Company, a wholly owned indirect subsidiary company of TCC Industries, Inc., Registrant.